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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2002

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   33-0721183
           --------                                   ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                          92614
-------------------------------------------                          -----
 (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


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ITEM 5. OTHER EVENTS

         On March 22, 2002, First Alliance Corporation (the "Company") announced that it had reached a proposed settlement of claims and will file an Amended Debtor's Joint and Consolidated Plan of Reorganization in the United States Bankruptcy Court, Santa Ana, for the Central District of California.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - not applicable

         (b)      Pro forma financial information - not applicable

         (c)      Exhibits

                  (20.1) Press release issued by the Company dated March 22, 2002.


                                   SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






Date: March 25, 2002
      -------------
                                               FIRST ALLIANCE CORPORATION



                                               By: /s/ Joel Blitzman
                                                   -----------------------------
                                                           Joel Blitzman
                                                   Vice President and Controller



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION                          PAGE NO.
-----------                        -----------                          --------

   20.1       Press release issued by the Company dated March 22, 2002     4